                                                                   EXHIBIT 10.41

                                  BRYLANE INC.

                          STOCK SUBSCRIPTION AGREEMENT
                          ----------------------------


          THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of _______________, 199__ by and between Brylane Inc., a Delaware corporation (the "Company"), and _________________ ("Participant"), pursuant to that certain Brylane Inc. 1996 Stock Subscription Plan (the "Plan").


                                R E C I T A L S:
                                ---------------


          A. Participant previously purchased shares of common stock of VP Holding Corporation pursuant to the terms of that certain Stock Subscription Agreement dated as of [August 30, 1993] between VP Holding Corporation, a Delaware corporation ("VP Holding"), and Participant (the "VP Holding Subscription Agreement").

          B. Pursuant to the terms of Section 9(b)(i) of the VP Holding Subscription Agreement, Participant agreed in connection with the formation of IPO Corporation (as defined in the VP Holding Subscription Agreement, with the term IPO Corporation understood to refer to the Company) to exchange the shares of VP Holding common stock held by Participant for shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") in the same manner as FSEP (as defined in the VP Holding Subscription Agreement) exchanges its shares of VP Holding common stock for shares of Common Stock of the Company in connection with the formation of the Company. Participant further agreed in
Section 9(c) of the VP Holding Subscription Agreement to take such other actions and to execute such agreements and documents as are necessary or desirable to consummate such exchange.

          C. The Company now desires to issue shares of Common Stock to Participant in exchange for the shares of VP Holding common stock held by Participant in the manner contemplated by and required under Section 9(b) of the VP Holding Subscription Agreement and based on the same exchange ratio at which FSEP is exchanging shares of VP Holding common stock it holds for shares of Common Stock. Pursuant to the terms of Section 9(b)(ii) of the VP Holding Subscription Agreement, all stockholders of VP Holding shall receive the same kind of securities of the Company for each share of VP Holding common stock. The date on which such exchange occurs shall be referred to herein as the "Closing Date," with the exchange to occur concurrently with the exchange of shares of VP Holding common stock by FSEP.

          D. Pursuant to Section 10(h) of the VP Holding Subscription Agreement, Participant agreed to hold such shares of Common Stock issued in exchange for the shares of VP Holding common stock held by Participant subject to the restrictions and interests created by the VP Holding Subscription Agreement which are restated and set forth in this Agreement.


                               A G R E E M E N T:
                               -----------------


          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, in order to implement the prior agreements set forth in the VP Holding Subscription Agreement the parties agree as follows:

          1.  Exchange of Stock.  The Company will issue to Participant in
              -----------------
exchange for the shares of VP Holding common stock held by Participant, subject to the conditions and restrictions contained in this Agreement, _______ shares (individually, a "Share," and collectively, the "Shares") of the Common Stock of the Company, which for purposes of this Agreement shall be deemed to have been issued at a price of $10.00 per Share, for an aggregate deemed exchange price of $__________ (the "Purchase Price") (as such amounts may be adjusted in connection with the Initial Public Offering (as defined in the VP Holding Subscription Agreement)). The Purchase Price is equal to the Purchase Price of the VP Holding common stock held by the Participant which was paid by delivery of (a) cash or Participant's check in the amount of $_______, and (b) a promissory note of Participant issued to VP Holding for the remainder of the Purchase Price (the "Note"). Payment of all amounts owed under the Note and compliance by Participant with the terms and conditions of the VP Holding Subscription Agreement and the Pledge Agreement (as defined in the VP Holding Subscription Agreement) were secured by a pledge of the shares of common stock of VP Holding held by Participant, in conjunction with which Participant executed the Pledge Agreement. Participant hereby agrees to make continued payments under the Note (which has been assigned to Brylane, L.P., a Delaware limited partnership (the "Partnership")) and Participant further agrees that the Pledge Agreement shall secure payment in full of all obligations under the Note and Participant agrees to be bound by and fully perform all terms and conditions of this Agreement, the Note and the Pledge Agreement and agrees and acknowledges that the Shares will be substituted as collateral under the Pledge Agreement for

                                       2.

the shares of VP Holding common stock and shall be subject to all of the terms and conditions thereof. This Agreement constitutes full authorization to VP Holding to transfer the shares of VP Holding common stock held by the Participant on its books and records to reflect the Company as the transferee thereof.

          2.  Restriction on Transfer of the Shares.
              -------------------------------------

          (a) Except as otherwise provided herein including as set forth in clause (b) below, Participant may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares, or any right, title or interest therein prior to August 30, 1997. Any purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) of any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

          (b) Notwithstanding any provision of Section 2(a), Participant may Transfer any of the Shares, or any right, title or interest therein upon consummation of an Initial Public Offering meeting the requirements of Section 7(b)(i) or (ii) or, if later, after expiration of the lock-up period set forth in the Lock-up Agreement (as defined below) if the Participant executes and complies with the provisions of any reasonable lock-up agreement the Participant is requested to execute in connection with the Initial Public Offering (the "Lock-up Agreement"). All Transfers must comply with Section 7 of the Pledge Agreement.

          3.  Repurchase Upon Termination.
              ---------------------------

          (a) The Company's Repurchase Option.  Until August 30, 1997, in the
              -------------------------------
event that Participant's employment with the Company and all of its directly or indirectly majority or wholly owned entities (individually, a "Subsidiary," and collectively, the "Subsidiaries") terminates for any reason (including, without limitation, by reason of Participant's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Participant all or any portion of the Shares for a period of 60 days after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date"). The purchase price (the "Repurchase Price") for each Share to be purchased pursuant to the Repurchase Option shall equal the Fair Market Value (as hereinafter defined) for each Share repurchased hereunder.

          (b) Definition of Fair Market Value.  As used herein, the definition
              -------------------------------
of "Fair Market Value" of each Share shall be determined based on the average of the Quoted Prices of a share of Common Stock for the five consecutive business days prior to the Termination Date. The "Quoted Price" of a share of Common Stock shall be the last reported sales price of the Common Stock as reported by NASDAQ ("NASDAQ"), or if the Common

                                       3.

Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange), or if the Common Stock is not so reported or listed, the average of the last reported bid and asked price of the Common Stock. If at any time the Common Stock is not listed on any exchange or NASDAQ, the Board of Directors shall determine such fair market value on the basis of the best available evidence, which determination shall be final and binding.

          (c) Exercise of Repurchase Option.  The Repurchase Option shall be
              -----------------------------
exercised by the Company by delivery to Participant, within the 60 day period specified in Section 3(a) hereof, of a written notice of its election to so exercise. Such notice shall therein specify (i) the number of Shares which shall have vested as of the Termination Date; (ii) the number of Shares which the Company elects to repurchase; and (iii) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Participant shall surrender (if Participant has not already done so) the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check, payable to Participant or such person as Participant shall request, in the amount equal to the Repurchase Price, calculated as provided in this Section 3, multiplied by the number of the Shares to be purchased. If Participant fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Participant shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). Notwithstanding the foregoing in this Section 3(c), in the event any principal, interest, fees, expenses or other amounts due on or in connection with the Note (the "Outstanding Amount") are owed to the Company by Participant, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of Shares to be repurchased, Participant shall remain obligated and liable to the Company for the unpaid balance thereof.

          4.  Permitted Transfers.  Subject to and upon full compliance with
              -------------------
Section 7 of the Pledge Agreement, Participant may, at any time or times, transfer any or all of the Shares: (a) inter vivos to Participant's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Participant's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 4, Shares shall not be Transferred pursuant to clause (a) or (b) of this Section 4 until the Permitted Transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted

                                       4.

Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option) and the Pledge Agreement, as though the Permitted Transferee were a party to this Agreement and the Pledge Agreement, bound in every respect in the same way as Participant.

          5.  Security for Performance.  Pursuant to Section 1 hereof, the
              ------------------------
Company and Participant hereby acknowledge (a) that the Shares will be automatically pledged to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Participant's compliance with the terms and conditions of this Agreement and the Pledge Agreement and (b) that the Pledge Agreement requires that the certificates evidencing the Shares (the "Certificates") be held as security for the payment of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and for Participant's compliance with the terms and conditions of this Agreement and the Pledge Agreement. The Note and Pledge Agreement are currently held by the Partnership. Subject to compliance with the terms and conditions of this Agreement and of the Pledge Agreement, Participant shall exercise all rights and privileges of the registered holder of the Shares while they are held pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

          6.  Investment Representations.  Participant represents and warrants
              --------------------------
to the Company as follows:

          (a) Participant's Own Account.  Participant is acquiring the Shares
              -------------------------
for Participant's own account and not with a view to or for sale in connection with any distribution of the Shares.

          (b) Shares Not Registered.  Participant understands that the Shares
              ---------------------
have not been registered under the Act or registered or qualified under the securities laws of any state and that Participant may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

          7.  Effectiveness and Termination.
              -----------------------------

          (a) This Agreement shall become effective immediately prior to the time that the Company completes an Initial Public Offering that results in (i) receipt by the Company of at least $30,000,000 of gross proceeds from the sale of newly issued stock or (ii) the sale of newly issued Common Stock representing at least 20% of the outstanding Common Stock of the Company (after giving effect to such offering); provided that such time must occur prior to June 30, 1997; provided, further, that if the Company completes an Initial Public Offering that does not satisfy the requirements of clause (i) or (ii) of this sentence, a

                                       5.

new subscription agreement containing all rights and obligations required to be contained therein pursuant to the VP Holding Subscription Agreement will be executed by the Company and Participant. Until such effective time occurs, the VP Holding Subscription Agreement shall remain in effect.

          (b) This Agreement shall terminate with respect to those Shares which are acquired by the Company pursuant to Section 3 upon such acquisition.

          8.  Registration Rights.  If the Participant is otherwise free to
              -------------------
transfer the Shares under Section 2 hereof, but the Participant cannot transfer such Shares in compliance with Rule 144 or Rule 701 under the Securities Act of 1933, as amended (the "Act"), as a result of the formation of the Company or the manner in which the exchange of VP Holding common stock for the Shares occurs, then the Company shall, on the later of (i) 120 days after consummation of the Initial Public Offering or (ii) the termination of any lock-up period pursuant to the Lock-up Agreement cause the Shares held by the Participant to be registered under the Act, on a registration statement on Form S-8 (which may, if necessary to permit resales, include a resale prospectus in appropriate form).

     9.  Miscellaneous.
         -------------

          (a) Legends on Certificates.  Any and all certificates now or
              -----------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK SUBSCRIPTION AGREEMENT DATED AS OF _______________ BY AND BETWEEN BRYLANE INC., A DELAWARE CORPORATION, AND THE ORIGINAL PARTICIPANT HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BRYLANE INC."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

                                       6.

          (b) Further Assurances.  Each party hereto agrees to perform any
              ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (c) Notices.  Except as otherwise provided herein, all notices,
              -------
requests, demands and other communications under this Agreement shall be in writing, and if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three Business Days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) a party may designate for itself by like notice):

          If to the Company:

          Brylane Inc.
          463 Seventh Avenue, 21st Floor
          New York, New York  10018


          If to Participant:

          _________________________
          _________________________
          _________________________


          (d) Amendments.  This Agreement may be amended only by a written
              ----------
agreement executed by both of the parties hereto.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

          (f) Disputes.  In the event of any dispute among the parties arising
              --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (g)  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

                                       7.

          (h) Recapitalizations or Exchanges Affecting the Company's Capital
              --------------------------------------------------------------
Stock; Issuances of Capital Stock.  The provisions of this Agreement shall apply
---------------------------------
to any and all shares of capital stock or other securities of the Company or any successor or assign of the Company which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement. The Company agrees that it shall not issue additional shares of common stock to FSEP (or any affiliate thereof) unless the Company's Board of Directors shall have made a good faith determination that the purchase price for any such shares is equal to the fair market value of such shares.

          (i) No Rights as an Employee.  Nothing in this Agreement shall affect
              ------------------------
in any manner whatsoever the rights of the Company or any of its Subsidiaries to terminate Participant's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Participant may be a party.

          (j) Disclosure.  The Company shall have no duty or obligation to
              ----------
affirmatively disclose to Participant, and Participant shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Participant's employment with the Company and/or any of its Subsidiaries.

          (k) Successors and Assigns.  The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns, and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option provided for in Section 3 of this Agreement to any of its affiliates, successors and/or assigns. For purposes of this Agreement, the term "Shares" shall include shares of capital stock or other securities of the Company or any successor or assign of the Company which are issued in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary, Participant may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company. Upon an assignment of any or all of Participant's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Participant's

                                       8.

respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (l) Headings.  Introductory headings at the beginning of each section
              --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (m) Counterparts.  This Agreement may be executed in two counterparts,
              ------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Agreement.

                                       9.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


          THE COMPANY:

          Brylane Inc.,
          a Delaware corporation


          By:  _______________________________
          Its:___________________________



          PARTICIPANT:

          ______________________________________
          ______________________________________


                                      10.